UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 9, 2006

UNIFI, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	1-10542	11-2165495
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7201 West Friendly Avenue

Greensboro, North Carolina 27410

(Address of principal executive offices)

(336) 294-4410

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

See the information disclosed in Item 8.01 below which is hereby incorporated by reference in this Item 2.02.

Item 7.01	Regulation FD Disclosure

The Registrant’s projected adjusted EBITDA (as calculated in Exhibit 99.1) for the fourth quarter of fiscal year 2006 is expected to be between $14 million to $15 million. The principal difference between adjusted EBITDA (as calculated in Exhibit 99.1) and adjusted EBITDA as presented in the Registrant’s investor presentation for its quarter ended March 26, 2006 is that interest expense, net of interest income of $1.0 million, is added back to net income (loss) for purposes of calculating adjusted EBITDA (as calculated in Exhibit 99.1), while the adjusted EBITDA previously presented adds back gross interest expense. For a description of the various adjustments set forth below, please see Note 1 to “Summary Historical Financial Data” in Exhibit 99.1. All of the data set forth below should also be read in conjunction with “Selected Historical Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Non-GAAP Financial Measures” contained in Exhibit 99.1 and our consolidated financial statements.

The following is a reconciliation of projected adjusted EBITDA (as calculated in Exhibit 99.1) for the fourth quarter of fiscal year 2006:

Three Months Ended June 25, 2006
(in millions)
Net loss	$(2.5)
Net interest expense	4.1
Depreciation and amortization	12.3
Income taxes	(0.7)

EBITDA	13.2

Income (loss) from equity affiliates, net of cash dividends	0.7
Restructuring charges	1.0
Non-cash compensation expense	0.1

Adjusted EBITDA (a)	$15.0

(a)	Adjusted EBITDA does not include an estimated $2.0 million of charges and expenses related to the retirement of our existing senior unsecured notes and related tender offer expenses and the amendment of our revolving credit facility described elsewhere in this report.

The information included in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 8.01	Other Events

On May 8, 2006, the Registrant, announced that it was commencing a Rule 144A and Regulation S offering (the “Offering”) of $225 million in aggregate principal amount of its senior secured notes due 2014 (the “Notes”). In connection with the Offering, the Registrant is disclosing certain information related to the business of the Registrant to potential investors. Such information is attached on Exhibit 99.1 to this report on Form 8-K. Exhibit 99.1 is hereby incorporated by reference in this Item 8.01. The information included and incorporated by reference in this report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIFI, INC.

BY:	/s/ CHARLES F. MCCOY
Name:	Charles F. McCoy
Vice President, Secretary and General Counsel

Dated: May 10, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Disclosure.